================================================================================


                            THE NORTH COUNTRY FUNDS

                               EQUITY GROWTH FUND
                             INTERMEDIATE BOND FUND










                              [NORTH COUNTRY LOGO]







                                 Annual Report
                               November 30, 2001



This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.


================================================================================

================================================================================
                            THE NORTH COUNTRY FUNDS

                               November 30, 2001
                                  THE ECONOMY
                                 -------------

The National Bureau of Economic Research (NBER), which is comprised of six academic economists, declared that a recession began in the United States in March 2001. The NBER stated that the current recession is unusual, in that it began in the business sector and has spread to the consumer sector. Usually the Federal Reserve raises interest rates to contain inflation, which leads to a drop in consumer spending on housing and durable goods and, eventually, to a pull back in investments. In this case, the recession came from a change in popular and business expectations about the near-term profitability of the internet and related technology, which caused the drop in investment spending. Third quarter Gross Domestic Product was originally stated at a -0.4%, which was better than expected. However, it is now expected that third quarter Gross Domestic Product will be restated closer to -1.3% as a result of the recent trade numbers.

For the markets, the recession announcement qualified as old news. Recently there have been signs that the economy is near a bottom, such as the stock market's rally, the decline in initial jobless claims, rising consumer sentiment, and improving retail sales. The strength in existing home sales, retail sales, and the positive report of leading economic indicators, along with the progress of the war in Afghanistan, combine to create an aura of optimism for an economic recovery. While many factors are falling in place for an improving economy by mid-year 2002, the economy is still facing reduced confidence, higher unemployment, and lower holiday sales. In addition, the beige book1 from the Federal Reserve painted a less enthusiastic picture of the economy than the market has perceived, and the decline in employment will dampen consumer spending in the short-term.

However, lower interest rates will support the housing sector. While starts and sales have diminished a bit in recent months, we would expect the low interest rate environment to spur substantial refinancing, which should help future spending. Counting the 25 basis point reduction on December 11th, the Federal Reserve has now authored a 73% decline in the Federal Funds target rate from 6.5% at the beginning of year to the current 1.75%. Much has been written recently as to the effectiveness, or lack thereof, of the Federal Reserve's actions. We must remember the time lag on the Fed actions is generally six to nine months, and we would fully expect that the increase in liquidity caused by the reduction in rates will have a positive effect on the economy in 2002. The combination of low interest rates, additional fiscal stimulus, and a continued draw down in inventories is likely to lead to a resurgence in capital spending and re-emergence of final demand in the second quarter 2002. We think the stage is set for a potentially powerful rebound that could occur as soon as the latter half of 2002.

                             THE EQUITY GROWTH FUND
                             ----------------------

The stock market has posted a remarkable rebound since the events of September 11th. Since September 21st, the S&P 500 has rebounded almost 20%, to near its pre-terrorist attack levels, while the NASDAQ has recovered more than 30%. The last four bear markets have an average duration of 559 days, with the average decline in the S&P 500 of 31.43%. If September 21st is indeed the bottom, the 2000-2001 bear market will have lasted 546 days, with an S&P 500 decline of 36.77%2. With a better economy expected for 2002, investors have been easing

-----------

1 The beige book is a report on current economic conditions, published by the Federal Reserve Board eight times each year.
2 Harris Bank Research Service "Outlook For Financial Markets" dated November, 2001

================================================================================

================================================================================


back into equities. Money market balances now account for over $6 trillion. This is likely to be a tremendous positive force for stocks as the economy begins to rebound. While these are positive signs, the market remains tentative. Fears of an additional attack, the ongoing anthrax investigation, and the military situation in Afghanistan offer a dose of uncertainty. Investors will now have to focus on future economic reports and the eventual recovery in corporate profits. Liquidity and interest rates are very positive and supportive for equities. A strong fiscal policy response and greater emphasis on military and government expenditures are also positive for equities going forward. It is important for us to keep our long-term investment outlook and to look past the near-term noise and uncertainty in the markets.

Recent data has indicated that both the markets and the economy may be bottoming in the latter half of 2001. With the forecast for a strong economic recovery in 2002, we made a decision to raise the weighting in the materials sector to a marketweight from an underweight and continue with the industrial sector at an overweight. The energy sector was increased to overweight from a marketweight as expectations for an improving economy could lead to a tighter supply and demand situation in the energy markets. The energy companies have already experienced a major correction in their stock prices, with many stocks already down between 20% to 50% over the last twelve months.

Since its inception on March 1, 2001, the North Country Equity Growth Fund has declined 8.10%3 4, compared to the S&P 500 composite index, which fell 7.18%. We use a top down approach to managing the fund, where we review conditions in the economy and determine whether we prefer to marketweight, underweight, or overweight a particular S&P 500 sector. We then employ a bottom up method where we research the fundamentals of an individual holding to determine whether the company has a strong product, and is well managed. We then consider valuation measures to determine if a stock is attractive for purchase, a hold, or a sell.

During the period indicated above, we have overweighted the consumer discretionary sector relative to the S&P 500 index. In late August, we responded to a positive National Association of Purchasing Managers report that implied the industrial sector of the economy may have been bottoming. Thinking the Federal Reserve was near the end of its easing cycle, we reduced our weighting in the financial sector and raised the allocation in the industrial sector to an overweight. We also expected that an economic recovery would benefit the technology sector at the expense of the health care sector. We anticipated investors to shift their focus from stable, consistent earnings growth of the health care companies for the faster earnings growth rates of the technology sector. Abruptly, the horrifying terrorist attacks forced our already weak economy further into recession, postponing the economic recovery. Our initial response to the attack was to increase the holding of consumer staples due to the sector's defensive characteristics. We continued to overweight the industrial sector in anticipation of higher defense spending by the Federal government. The aggressive easing by the Federal Reserve, both before and after the attack, combined with the attractive financing options offered by the automotive manufacturers, enabled the economy to withstand this horrible event by enticing consumers to continue to spend.

----------------

3 The fund is measured against the S&P 500 Stock Index, an index generally considered to be representative of the performance of the stock market as a whole. The index is unmanaged and does not reflect the deductions of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
4    Past performance is not an indication of future results.


================================================================================

================================================================================


Although the market experienced negative returns for the period discussed, the portfolio contained several securities that showed positive performance. First Date Corp (1.9% of the portfolio) rose 17%, General Dynamics (1.8%) 22%, Best Buy (2.09%) 73%, Harley Davidson (2.0%) 23%, Baxter International (2.2%) 13%, Johnson and Johnson (2.0%) 21%, just to name a few5. We continued to diversify the portfolio during the period, raising the equity holdings to 66 from 52 at inception.

                           THE INTERMEDIATE BOND FUND
                           --------------------------

Leading economists have finally concurred that we are in an economic slowdown and we are calling it a recession. This recession started in March of 2001 and was exacerbated by the apocalyptic events of September 11th.

Part of the effort to promote an economic recovery lies with the Federal Reserve and they have responded with more interest rate cuts. We have seen the 10 and 5 year U.S. Treasury Notes as low as 4.6% and 3.74% respectively. The goal of the Intermediate Bond Fund is to pay the highest current return without unnecessary risk. The current frequency of earnings disappointments has heightened the importance of credit quality. The Intermediate Bond Fund currently has 25% of the fund invested in U.S. Government securities. All corporate ratings are "A" or better, including many "AAA" names such as GE Capital (3.8% of market value), Bristol Myers Squibb (4.2%), and United Postal Service (.8%). "AA" rated debt, including names like McDonalds (1.7%) Colgate-Palmolive (2%) and SBC Corporation make up 24% of the total portfolio5.

The total return of the fund, in the nine-month period since inception in March of 2001, was 5.69%6, net of all fees7. The Merrill Lynch
Corporate/Government1-10 year maturity, "A" rated of better index, our benchmark, produced a return of 6.90% in that same period.

The average maturity of the fund is 5 years, duration is 4 years. This was lengthened during the year as shorter term items were sold and funds were reinvested into longer maturities. This strategy allowed us to capture premiums that would soon disappear and take advantage of a steep yield curve. We continue to look for opportunities to purchase high quality corporate bonds and U.S. Treasury securities at reasonable prices, taking advantage of short-term market fluctuations.


--------------

5    Portfolio holdings are subject to change.
6    Past performance is not an indication of future results.
7 The fund is measured against the Merrill Lynch Corporate/Government 1-10 year maturity, "A" rated or better index. The index is widely used as a broad measure of the performance of bonds with maturities of less than 10 years. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

*    Funds distributed by Amerimutual Funds Distributor, Inc. Member NASD/SIPC.

================================================================================

================================================================================


                        GROWTH OF $10,000 INVESTMENT(1)

                        NORTH COUNTRY EQUITY GROWTH FUND

              EQUITY GROWTH              S&P 500          LIPPER LARGE CAP CORE
            -----------------       -----------------     ---------------------
                 Value                  Value                  Value
            -----------------       -----------------     ---------------------
11/30/91        10,000                 10,000                  10,000
11/30/92        11,710                 11,847                  11,769
11/30/93        11,874                 13,044                  12,986
11/30/94        11,867                 13,181                  13,020
11/30/95        15,353                 18,055                  17,056
11/30/96        18,371                 23,085                  21,139
11/30/97        22,946                 29,666                  26,335
11/30/98        29,981                 36,685                  31,915
11/30/99        37,916                 44,350                  38,088
11/30/00        40,666                 42,477                  37,174
11/30/01        34,352                 37,287                  32,430



                 NORTH COUNTRY INTERMEDIATE BOND FUND

               INTERMEDIATE       MERRILL LYNCH CORP/GOV'T.
                  BOND               1-10 YEAR INDEX
            -----------------       -----------------
                  Value                    Value
            -----------------       -----------------
11/30/91         10,000                  10,000
11/30/92         10,667                  10,846
11/30/93         11,204                  11,900
11/30/94         10,894                  11,700
11/30/95         12,377                  13,406
11/30/96         12,962                  14,180
11/30/97         13,605                  15,087
11/30/98         14,515                  16,429
11/30/99         14,623                  16,614
11/30/00         15,467                  17,928
11/30/01         16,896                  19,995





     AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001(1)

--------------------------------------------------------------------------------
                                EQUITY GROWTH                INTERMEDIATE BOND
1 Year .........................  (15.53)% ...................... 9.24%
5 Year .........................   13.34% ....................... 5.44%
10 Year ........................   13.13% ....................... 5.39%
--------------------------------------------------------------------------------


-----------

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 The quoted performance data for each Fund includes the performance of its predecessor Collective Investment Trust for periods dating back to 11/30/91, and prior to each Fund's commencement of operations on 3/1/01, as adjusted to reflect expenses of the respective successor Fund of the Trust, without giving effect to fee waivers. The Collective Investment Trusts were not registered under the 1940 Act and therefore were not subject to certain investment restrictions that are imposed by the 1940 Act. If the Collective Investment Trusts had been registered under the 1940 Act, the performance of such Collective Investment Trusts may have been lower. The performance also reflects reinvestment of all dividends and capital gain distributions.

* Merrill Lynch Corporate/Government 1-10 year maturity, "A" rated or better index.


================================================================================



================================================================================
                            THE NORTH COUNTRY FUNDS

                               EQUITY GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               November 30, 2001


================================================================================
                                                                        MARKET
       SHARES                                                           VALUE
--------------------------------------------------------------------------------
COMMON STOCKS- 98.44%
AEROSPACE/DEFENSE - 1.80%
        12,500     General Dynamics Corp. ........................   $ 1,039,375
                                                                     -----------

AUTO & TRUCK PARTS - 1.49%
        22,000     Superior Industries International, Inc. .......       859,100
                                                                     -----------

BANKS - 2.26%
        12,800     Fifth Third Bancorp ...........................       769,152
        12,500     Wells Fargo & Co. .............................       535,000
                                                                     -----------
                                                                       1,304,152
                                                                     -----------

BEVERAGES - 2.66%
        12,000     Anheuser-Busch Companies, Inc. ................       517,200
        21,000     Pepsico, Inc. .................................     1,021,230
                                                                     -----------
                                                                       1,538,430
                                                                     -----------
BUSINESS SERVICES - 4.17%
        23,600     Automatic Data Processing, Inc. ...............     1,308,856
        15,000     First Data Corp. ..............................     1,098,600
                                                                     -----------
                                                                       2,407,456
                                                                     -----------
CHEMICALS - 0.78%
        12,000     Ecolab, Inc. ..................................       448,800
                                                                     -----------

COMPUTER/NETWORK PRODUCTS - 6.20%
        59,500  +  Cisco Systems, Inc. ...........................     1,216,775
        36,000  +  EMC Corp. .....................................       604,440
         9,000     International Business Machines Corp. .........     1,040,310
        50,500  +  Sun Microsystems, Inc. ........................       719,120
                                                                     -----------
                                                                       3,580,645
                                                                     -----------

CONGLOMERATES - 1.80%
        27,000     General Electric Co. ..........................     1,039,500
                                                                     -----------

COSMETIC & TOILETRIES - 3.92%
        14,300     Kimberly-Clark Corp. ..........................       831,831
        18,500     Procter & Gamble Co. ..........................     1,433,010
                                                                     -----------
                                                                       2,264,841
                                                                     -----------



                                                                        MARKET
       SHARES                                                           VALUE
--------------------------------------------------------------------------------

DISTRIBUTION & WHOLESALE - 0.83%
        8,000      Fastenal Company ..............................   $   482,320
                                                                     -----------

DIVERSIFIED FINANCIAL SERVICES - 7.14%
        25,000     American Express Co. ..........................       822,750
        20,533     Citigroup, Inc. ...............................       983,531
        10,000     Fannie Mae ....................................       786,000
        11,500     Freddie Mac ...................................       760,955
        13,000     Household International, Inc. .................       766,870
                                                                     -----------
                                                                       4,120,106
                                                                     -----------

ELECTRIC UTILITIES - 2.79%
        37,000  +  Calpine Corp. .................................       797,720
        22,500     Duke Energy Corp. .............................       813,375
                                                                     -----------
                                                                       1,611,095
                                                                     -----------

ENTERTAINMENT - 0.89%
        25,000     Walt Disney Co. ...............................       511,750
                                                                     -----------

FOOD PRODUCTS - 2.39%
        28,000     General Mills, Inc. ...........................     1,381,800
                                                                     -----------

INSURANCE - 3.34%
        12,500     American International Group, Inc. ............     1,030,000
         8,000     Hartford Financial Services, Inc. .............       473,600
        11,000     Nationwide Financial Services, Inc. ...........       423,500
                                                                     -----------
                                                                       1,927,100
                                                                     -----------
INVESTMENT SERVICES - 2.65%
        45,500     Charles Schwab Corp. ..........................       653,380
        17,500     Merrill Lynch & Co., Inc. .....................       876,575
                                                                     -----------
                                                                       1,529,955
                                                                     -----------
MEDICAL - DRUGS - 12.41%
        21,500  +  Amgen, Inc. ...................................     1,428,245
        20,000     Bristol-Myers Squibb Co. ......................     1,075,200
        18,500  +  Forest Labs, Inc. .............................     1,309,800
        20,000     Johnson & Johnson .............................     1,165,000
        15,000     Merck & Co., Inc. .............................     1,016,250
        27,000     Pfizer, Inc. ..................................     1,169,370
                                                                     -----------
                                                                       7,163,865
                                                                     -----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


================================================================================



                                      -5-

================================================================================
                            THE NORTH COUNTRY FUNDS

                               EQUITY GROWTH FUND
                       SCHEDULE OF INVESTMENTS (Continued)
                               November 30, 2001


================================================================================
                                                                        MARKET
       SHARES                                                           VALUE
--------------------------------------------------------------------------------

MEDICAL EQUIPMENT & SUPPLIES - 4.49%
        24,000     Baxter International, Inc. ....................   $ 1,248,000
        27,700     Medtronic, Inc. ...............................     1,309,656
        1,000   +  Zimmer Holdings, Inc. .........................        32,260
                                                                     -----------
                                                                       2,589,916
                                                                     -----------
METALS - 1.20%
        18,000     Alcoa, Inc. ...................................       694,800
                                                                     -----------

MOTORCYCLES - 1.99%
        21,800     Harley Davidson, Inc. .........................     1,146,245
                                                                     -----------

OIL & GAS PRODUCERS - 4.84%
        22,000     Burlington Resources, Inc. ....................       773,080
        15,200     Chevron/Texaco Corp. ..........................     1,292,152
        19,500     Exxon Mobil Corp. .............................       729,300
                                                                     -----------
                                                                       2,794,532
                                                                     -----------

OIL & GAS SERVICES - 0.80%
        21,500     Halliburton Corp. .............................       460,745
                                                                     -----------

RETAIL - 12.02%
        16,500  +  Best Buy, Inc. ................................     1,177,935
        35,000  +  Brinker International, Inc. ...................       980,000
        17,000     CVS Corp. .....................................       458,150
        21,500     Home Depot, Inc. ..............................     1,003,190
        42,000  +  Kroger Co. ....................................     1,063,440
        28,500     Target Corp. ..................................     1,069,890
        21,500     Wal-Mart Stores, Inc. .........................     1,185,725
                                                                     -----------
                                                                       6,938,330
                                                                     -----------

SCIENTIFIC & TECHNICAL INSTRUMENTS - 1.95%
        17,000     Danahar Corp. .................................     1,126,080
                                                                     -----------

SEMICONDUCTORS - 4.45%
        21,000  +  Applied Materials, Inc. .......................       834,750
        28,000     Intel Corp. ...................................       914,480
        20,000     Linear Technology Corp. .......................       820,600
                                                                     -----------
                                                                       2,569,830
                                                                     -----------



                                                                        MARKET
       SHARES                                                           VALUE
--------------------------------------------------------------------------------

SOFTWARE & PROGRAMMING - 2.90%
        13,000  +  Microsoft Corp. ...............................   $   834,730
        60,000  +  Oracle Corp. ..................................       841,800
                                                                     -----------
                                                                       1,676,530
                                                                     -----------

TELECOMMUNICATIONS - 6.28%
        50,000  +  AT&T Wireless Services, Inc. ..................       698,500
        22,000     Bell South Corp. ..............................       847,000
        55,000     Motorola, Inc. ................................       915,200
        13,000     Qwest Communications International, Inc. ......       154,700
        21,500     Verizon Communications, Inc. ..................     1,010,500
                                                                     -----------
                                                                       3,625,900
                                                                     -----------
TOTAL COMMON STOCK
         (Cost $61,808,024) ......................................    56,833,198
                                                                     -----------

MONEY MARKET FUNDS - 1.53%
      $441,452     Dreyfus Cash Management Money Market Fund .....       441,452
       441,452     Highmark Diversified Money Market Fund ........       441,452
                                                                     -----------

TOTAL MONEY MARKET FUNDS
         (Cost $882,904) .........................................       882,904
                                                                     -----------

TOTAL INVESTMENTS
  (Cost $62,690,928) .............................          99.97%    57,716,102
                   Cash and other assets less liabilities    0.03%        17,721
                                                           -------   -----------
TOTAL NET ASSETS .................................         100.00%   $57,733,823
                                                           =======   ===========



----------
+ Non-income producing security.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


================================================================================



                                      -6-


================================================================================
                             THE NORTH COUNTRY FUNDS

                             INTERMEDIATE BOND FUND
                             SCHEDULE OF INVESTMENTS
                                November 30, 2001


================================================================================
     PRINCIPAL                                                          MARKET
       AMOUNT                                                           VALUE
--------------------------------------------------------------------------------


CORPORATE BONDS - 72.49%
AEROSPACE/DEFENSE - 0.86%
$  200,000   McDonnell Douglas Corp., 6.875%, due 11/1/06 ........    $  210,642
                                                                      ----------

BANKS - 8.79%
   500,000   Bank of America Corp., 4.75%, due 10/15/06 ..........       494,263
   800,000   Chase Manhattan Corp., 6.00%, due 2/15/09 ...........       809,142
   275,000   J.P. Morgan Chase & Co., 6.50%, due 1/15/09 .........       283,900
   200,000   Nationsbank Corp., 7.00%, due 5/15/03 ...............       209,982
   350,000   Nationsbank Corp., 6.60%, due 5/15/10 ...............       359,963
                                                                      ----------
                                                                       2,157,250
                                                                      ----------
BEVERAGES - 2.27%
   300,000   Coca-Cola Co., 5.75%, due 3/15/11 ...................       303,058
   250,000   Pepsico, Inc., 5.70%, due 11/1/08 ...................       253,542
                                                                      ----------
                                                                         556,600
                                                                      ----------
BUILDING MATERIALS - 2.03%
   500,000   Vulcan Materials, 6.00%, due 4/1/09 .................       498,107
                                                                      ----------

COMPUTERS - 4.05%
 1,000,000   International Business Machines Corp., 5.375%,
                due 2/1/09 .......................................       993,512
                                                                      ----------

COSMETICS & TOILETRIES - 2.08%
   500,000   Colgate-Palmolive Co., 5.34%, due 3/27/06 ...........       509,692
                                                                      ----------


================================================================================
     PRINCIPAL                                                          MARKET
       AMOUNT                                                           VALUE
--------------------------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES - 17.60%
$  200,000   American General Finance, 6.75%, due 11/15/04 .......    $  214,519
   200,000   CIT Group, Inc., 6.50%, due 2/7/06 ..................       209,556
   500,000   Caterpillar Financial Services, 5.60%, due 3/15/06 ..       513,554
   490,000   Commercial Credit Co., 7.75%, due 3/1/05 ............       538,654
   500,000   First Union Corp., 7.50%, due 7/15/06 ...............       543,402
   150,000   Ford Motor Credit Co., 6.125%, due 4/28/03 ..........       153,591
   900,000   General Electric Capital Corp., 5.35%, due 3/30/06 ..       925,465
    40,000   General Motors Acceptance Corp., 7.125%, due 5/1/03 .        41,411
   360,000   General Motors Acceptance Corp., 6.625%, due 1/9/04 .       376,100
   250,000   General Motors Acceptance Corp., 6.125%, due 1/22/08        247,328
   500,000   Household Finance Corp., 7.875%, due 3/1/07 .........       554,955
                                                                      ----------
                                                                       4,318,535
                                                                      ----------
ELECTRIC UTILITIES - 5.52%
   500,000   Jersey Central Power & Lighting, 6.85%, due 11/27/06        522,768
   500,000   National Rural Utilities, 6.20%, due 2/1/08 .........       518,759
   300,000   Potomac Electric Power Co., 6.50%, due 9/15/05 ......       313,678
                                                                      ----------
                                                                       1,355,205
                                                                      ----------
ENTERTAINMENT - 2.04%
   500,000   Walt Disney Co., 5.50%, due 12/29/06 ................       501,022
                                                                      ----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


================================================================================



                                      -7-

================================================================================
                             THE NORTH COUNTRY FUNDS

                             INTERMEDIATE BOND FUND
                       SCHEDULE OF INVESTMENTS (Continued)
                                November 30, 2001


================================================================================
     PRINCIPAL                                                          MARKET
       AMOUNT                                                           VALUE
--------------------------------------------------------------------------------



HOME APPLIANCES & TOOLS - 0.43%
$  100,000   Maytag Corp., 7.61%, due 3/3/03. ....................    $  104,644
                                                                      ----------

INVESTMENT SERVICES - 8.02%
   100,000   Bear Stearns Co., 8.75%, due 3/15/04 ................       109,790
   500,000   Bear Stearns Co., 7.80%, due 8/15/07 ................       544,889
   300,000   Goldman Sachs Group, Inc., 6.65%, due 5/15/09 .......       311,193
   500,000   Lehman Brothers Holdings, Inc., 7.50%, due 9/1/06 ...       529,045
   166,000   Merrill Lynch & Co., Inc., 6.25%, due 10/15/08 ......       169,817
   300,000   Merrill Lynch & Co., Inc., 6.00%, due 2/17/09 .......       302,311
                                                                      ----------
                                                                       1,967,045
                                                                      ----------
PHARMACEUTICALS - 4.14%
 1,000,000   Bristol-Myers Squibb Co., 5.75%, due 10/1/11 ........     1,014,480
                                                                      ----------

RETAIL - 3.72%
   400,000   McDonald's Corp., 5.95%, due 1/15/08 ................       413,108
   500,000   Target Corp., 5.40%, due 10/1/08 ....................       499,149
                                                                      ----------
                                                                         912,257
                                                                      ----------
TELECOMMUNICATIONS - 8.22%
   565,000   Ameritech, 6.15%, due 1/15/08 .......................       581,329
   300,000   GTE of California, 6.75%, due 3/15/04 ...............       317,858
   500,000   GTE Northwest, Inc., 5.55%, due 10/15/08. ...........       496,411
   600,000   SBC Communications, Inc., 5.75%, due 5/2/06 .........       621,321
                                                                      ----------
                                                                       2,016,919
                                                                      ----------



================================================================================
     PRINCIPAL                                                          MARKET
       AMOUNT                                                           VALUE
--------------------------------------------------------------------------------

TRANSPORTATION - 2.72%
$  500,000   Carnival Corp., 6.15%, due 4/15/08 ..................    $  466,054
   200,000   United Parcel Service, 5.50%, due 8/15/06 ...........       201,117
                                                                      ----------
                                                                         667,171
                                                                      ----------
TOTAL CORPORATE BONDS
         (Cost $17,403,846) ......................................    17,783,081
                                                                      ----------

U.S. GOVERNMENT SECURITIES - 23.96%
GOVERNMENT AGENCIES - 12.36%
   500,000   FHLB, 5.565%, due 3/28/05 ...........................       505,919
   500,000   FHLB, 5.75%, due 3/27/06 ............................       506,153
   300,000   FHLB, 6.00%, due 2/5/07 .............................       311,907
   500,000   FHLB, 6.00%, due 1/9/09 .............................       518,152
   206,721   FNMA, 6.50%, due 11/1/08 ............................       214,840
   223,208   FNMA, 6.50%, due 6/7/05 .............................       231,728
   400,000   FNMA, 6.42%, due 3/9/04 .............................       421,332
   300,000   FNMA, 6.25%, due 2/17/11 ............................       312,132
     8,954   GNMA, 11.00%, due 11/15/15 ..........................        10,345
                                                                      ----------
                                                                       3,032,508
                                                                      ----------
U.S. TREASURY NOTES - 11.60%
   300,000   5.75%, due 8/15/03 ..................................       315,410
   100,000   5.875%, due 2/15/04 .................................       106,172
   150,000   6.50%, due 8/15/05 ..................................       164,244
 1,000,000   4.625%, due 5/15/06 .................................     1,026,211
   200,000   6.50%, due 10/15/06 .................................       220,828
 1,000,000   4.75%, due 11/15/08 .................................     1,012,696
                                                                      ----------
                                                                       2,845,561
                                                                      ----------
TOTAL U.S. GOVERNMENT SECURITIES
(Cost $5,695,385) ................................................     5,878,069
                                                                      ----------



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


================================================================================



                                      -8-

================================================================================
                            THE NORTH COUNTRY FUNDS

                             INTERMEDIATE BOND FUND
                       SCHEDULE OF INVESTMENTS (Continued)
                                November 30, 2001


================================================================================
     PRINCIPAL                                                          MARKET
       AMOUNT                                                           VALUE
--------------------------------------------------------------------------------


MONEY MARKET FUNDS - 2.66%
  $326,022   Dreyfus Cash Management Money Market Fund ...........    $  326,022
   326,022   Highmark Diversified Money Market Fund ..............       326,022
                                                                      ----------

TOTAL MONEY MARKET FUNDS
(Cost $652,044) ..................................................       652,044
                                                                      ----------

TOTAL INVESTMENTS
(Cost $23,751,275) ............................ 99.11% ...........    24,313,194
Liabilities less cash and other assets ........  0.89% ...........       218,174
                                               -------                ----------


TOTAL NET ASSETS                               100.00%               $24,531,368
                                               =======               ===========






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

================================================================================


===================================================================================
                            THE NORTH COUNTRY FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               November 30, 2001

===================================================================================
                                                            EQUITY     INTERMEDIATE
                                                          GROWTH FUND    BOND FUND
                                                          -----------    ---------

ASSETS:

Investments in securities, at value (Cost $62,690,928
        and $23,751,275, respectively) (Note 2) .....   $ 57,716,102    $ 24,313,194
Cash ................................................         10,000          15,000
Receivable for securities sold ......................          3,485            --
Receivable for fund shares sold .....................         17,329           4,056
Dividends and interest receivable ...................         45,508         304,654
Other receivables ...................................           --             6,022
Prepaid expenses ....................................          4,311           3,007
                                                        ------------    ------------
        Total Assets ................................     57,796,735      24,645,933
                                                        ------------    ------------


LIABILITIES:
Accrued advisory fees (Note 3) ......................         21,797           9,960
Dividends payable ...................................           --            80,593
Accrued expenses ....................................         41,115          24,012
                                                        ------------    ------------
        Total Liabilities ...........................         62,912         114,565
                                                        ------------    ------------
        Net Assets ..................................   $ 57,733,823    $ 24,531,368
                                                        ============    ============

NET ASSETS CONSIST OF:
Paid in capital .....................................   $ 65,510,040    $ 23,971,689
Accumulated net investment income (loss) ............         19,510             873
Accumulated net realized gain (loss) from
  investment transactions ...........................     (2,820,901)         (3,113)
Net unrealized appreciation (depreciation)
  on investments ....................................     (4,974,826)        561,919
                                                        ------------    ------------
        Net Assets ..................................   $ 57,733,823    $ 24,531,368
                                                        ============    ============

Shares Outstanding ..................................      6,279,804       2,396,995
                                                        ============    ============

Net asset value and redemption price per share ......   $       9.19    $      10.23
                                                        ============    ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


================================================================================


===================================================================================
                            THE NORTH COUNTRY FUNDS
                            STATEMENTS OF OPERATIONS

           For the period March 1, 2001(1) through November 30, 2001

===================================================================================

                                                            EQUITY      INTERMEDIATE
                                                         GROWTH FUND     BOND FUND
                                                         -----------     ---------

INVESTMENT INCOME:
Interest .............................................   $    60,424    $   911,109
Dividends ............................................       379,841           --
Other ................................................         6,845          2,350
                                                         -----------    -----------
        Total investment income ......................       447,110        913,459
                                                         -----------    -----------

EXPENSES:
Investment advisory fees (Note 3) ....................       291,657         80,067
Administration fees ..................................        77,120         59,200
Transfer agency fees .................................        22,500         22,500
Legal fees ...........................................         8,161          3,339
Audit fees ...........................................        14,000         12,000
Registration & filing fees ...........................        20,994         10,739
Custody fees .........................................        11,750          6,000
Insurance expense ....................................         9,350          3,450
Printing expense .....................................        10,800          4,500
Director fees ........................................         1,624            676
Miscellaneous expenses ...............................         1,774            725
                                                         -----------    -----------
        Total expenses ...............................       469,730        203,196

Less: Expense reimbursement and waivers (Note 3) .....       (42,130)        (2,747)
                                                         -----------    -----------
        Net expenses .................................       427,600        200,449
                                                         -----------    -----------

        Net investment income (loss) .................        19,510        713,010
                                                         -----------    -----------

NET REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS:
Net realized gain (loss) from investment transactions     (2,820,901)        (3,113)
Net change in unrealized appreciation (depreciation)
   of investments for the period .....................    (4,974,826)       561,919
                                                         -----------    -----------
Net realized and unrealized gain (loss) on investments    (7,795,727)       558,806
                                                         -----------    -----------
Net increase (decrease) in net assets
   resulting from operations .........................   $(7,776,217)   $ 1,271,816
                                                         ===========    ===========

--------
(1) Prior to March 1, 2001, the Funds were organized as Collective Investment Trusts.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


================================================================================


=====================================================================================
                            THE NORTH COUNTRY FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
           For the period March 1, 2001(1) through November 30, 2001

=====================================================================================

                                                            EQUITY       INTERMEDIATE
                                                         GROWTH FUND      BOND FUND
                                                         -----------      ---------


INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) ........................   $     19,510    $    713,010
Net realized gain (loss) from investment transactions     (2,820,901)         (3,113)
Net change in unrealized appreciation
   (depreciation) for the period .......................  (4,974,826)        561,919
                                                        ------------    ------------
Net increase (decrease) in net assets
   resulting from operations ...........................  (7,776,217)      1,271,816
                                                        ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
   ($0.00 and $0.33 per share, respectively) ...........           0        (712,137)
Distributions from net realized gains on investments               0               0
                                                        ------------    ------------
Total distributions to shareholders .................              0        (712,137)
                                                        ------------    ------------

CAPITAL SHARE TRANSACTIONS:  (Note 4) ...............     65,430,040      23,951,689
                                                        ------------    ------------

Net increase (decrease) in net assets ...............     57,653,823      24,511,368

NET ASSETS:
Beginning of period .................................         80,000          20,000
                                                        ------------    ------------

End of period (including undistributed net investment
income of $19,510 and $873, respectively) ...........   $ 57,733,823    $ 24,531,368
                                                        ============    ============


----------
(1) Prior to March 1, 2001, the Funds were organized as Collective Investment Trusts.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

================================================================================


================================================================================
                            THE NORTH COUNTRY FUNDS

                              FINANCIAL HIGHLIGHTS
           For the period March 1, 2001(1) through November 30, 2001

================================================================================
              (For a fund share outstanding throughout the period)

                                                    EQUITY         INTERMEDIATE
                                                 GROWTH FUND         BOND FUND
                                                 -----------         ---------


Net asset value, beginning of period ........   $       10.00     $       10.00
                                                -------------     -------------


INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ................            0.00              0.33
Net realized and unrealized gains
  (losses) on investments ...................           (0.81)             0.23
                                                -------------     -------------
Total from investment operations ............           (0.81)             0.56
                                                -------------     -------------

LESS DISTRIBUTIONS:
Dividends from net investment income ........            0.00             (0.33)
Distribution from net realized gains
from security transactions ..................            0.00              0.00
                                                -------------     -------------
Total distributions .........................            0.00             (0.33)
                                                -------------     -------------

Net asset value, end of period ..............   $        9.19     $       10.23
                                                =============     =============

Total return ................................           (8.10)%            5.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)  ......    $      57,734     $       24,531
Ratio of expenses to average net assets,
  before reimbursement ......................            1.21%(2)          1.27%(2)
Ratio of expenses to average net assets,
  net of reimbursement ......................            1.10%(2)          1.25%(2)
Ratio of net investment income (loss)
  to average net assets, before reimbursement          (0.06)%(2)          4.43%(2)
Ratio of net investment income (loss)
  to average net assets, net of reimbursement            0.05%(2)          4.45%(2)
Portfolio turnover rate .....................           20.05%            20.72%

(1) Prior to March 1, 2001, the Funds were organized as Collective Investment Trusts.
(2)  Ratios for this period of operations are annualized.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS
================================================================================

================================================================================
                            THE NORTH COUNTRY FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               November 30, 2001


================================================================================
NOTE 1. ORGANIZATION

     The North Country Funds (the "Trust") was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000. The Trust currently offers two series: the North Country Equity Growth Fund (the "Growth Fund") and the North Country Intermediate Bond Fund (the "Bond Fund", collectively the "Funds). The Growth Fund's principle investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value. Both Funds commenced operations on March 1, 2001.

     The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company. Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

     SECURITY VALUATION - Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Investments for which no sales are reported are valued at its last bid price. Securities for which current market quotations are not readily available, or securities where the last bid price does not accurately reflect the current value, are valued as determined in good faith under the procedures established by and under the general supervision of the Trust's Board of Trustees.


================================================================================

================================================================================
                            THE NORTH COUNTRY FUNDS

                    NOTES TO FINANCIAL STATEMENTS (Continued)
                               November 30, 2001


================================================================================

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the adviser believes such prices accurately reflect the fair market value of the security.

     Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     FEDERAL INCOME TAXES - The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain. Therefore, no federal income tax provision is required.

     DIVIDENDS AND DISTRIBUTIONS - The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains annually. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Those differences are primarily due to differing treatments for net operating losses and deferral of wash sale losses.

     SECURITY TRANSACTIONS - Securities transactions are recorded no later than the first business day after the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the life of the respective securities.


================================================================================

================================================================================
                            THE NORTH COUNTRY FUNDS

                    NOTES TO FINANCIAL STATEMENTS (Continued)
                               November 30, 2001


================================================================================


NOTE 3. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     The Trust has entered into an investment advisory agreement with North Country Investment Advisers, Inc. (the "Adviser"). Pursuant to the investment advisory agreement, the Adviser is responsible for formulating the Trust's investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees. Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Equity Fund and Bond Fund, respectively. For the period ended November 30, 2001, the Adviser received advisory fees of $291,657 from the Equity Fund and $80,067 from the Bond Fund.

     The Adviser has voluntarily agreed to waive its advisory fee or, if necessary, to reimburse the Funds if and to the extent that the total annual operating expense ratio (excluding brokerage commissions, taxes, and extraordinary expenses) exceeds 1.10% and 1.25% of the average daily net assets of the Equity Fund and Bond Fund, respectively. For the period ended November 30, 2001, the Adviser waived advisory fees of $42,130 from the Equity Fund and $2,747 from the Bond Fund.

     Orbitex Fund Services, Inc. ("OFS", formerly American Data Services, Inc.), a subsidiary of Orbitex Financial Services Group, Inc., serves as administrator providing administration and accounting services to the Funds pursuant to an Administration and Accounting Agreement. Under the terms of such agreement, OFS is paid a monthly fee from each Fund that is based on a percentage of average daily net assets, subject to certain minimums. Each Fund also reimburses OFS for any out-of-pocket expenses.

     OFS also serves as transfer and dividend-disbursing agent to the Funds. For its services as Transfer and dividend-disbursing agent, ODS receives a monthly fee based upon the total number of accounts serviced, subject to certain minimums.

     The Trust has an agreement with AmeriMutual Funds Distributors, Inc., an affiliate of OFS, to serve as the principal underwriter and distributor for each Fund.

     Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.


================================================================================

================================================================================
                            THE NORTH COUNTRY FUNDS

                    NOTES TO FINANCIAL STATEMENTS (Continued)
                               November 30, 2001


================================================================================


NOTE 4. FUND SHARE TRANSACTIONS

     At November 30, 2001, there were an unlimited number of shares authorized with no par value. Paid in capital for the Equity Fund and Bond Fund amounted to $65,510,040 and $23,971,689, respectively.

     Transactions in capital shares for the period March 1, 2001 (commencement of operations) through November 30, 2001 were as follows:

                                               EQUITY                     INTERMEDIATE
                                             GROWTH FUND                    BOND FUND
                                             -----------                    ---------

                                       SHARES         AMOUNT          SHARES         AMOUNT
                                       ------         ------          ------         ------


Shares sold ...................      2,834,160    $ 27,152,042       1,077,806    $ 10,803,556
Shares received upon conversion      3,837,100      42,133,175       1,419,805      14,176,529
Shares issued for reinvestment
        of dividends ..........              0               0             293           2,971
Shares redeemed ...............       (399,456)     (3,855,177)       (102,909)     (1,031,367)
                                     ---------    ------------       ---------    ------------
Net increase ..................      6,271,804    $ 65,430,040       2,394,995    $ 23,951,689
                                     =========    ============       =========    ============


NOTE 5. INVESTMENTS

     During the period ended November 30, 2001, investment transactions, including the amounts received upon conversion from a Collective Investment Trust to a Mutual Fund, but, excluding short-term investments, were as follows:

                                  EQUITY           INTERMEDIATE
                                GROWTH FUND          BOND FUND
                                -----------          ---------

     Purchases               $    74,775,994      $   27,444,817
     Sales                   $    10,149,950      $    4,304,442



================================================================================

================================================================================
                            THE NORTH COUNTRY FUNDS

                    NOTES TO FINANCIAL STATEMENTS (Continued)
                               November 30, 2001


================================================================================


NOTE 5. INVESTMENTS, continued

     At November 30, 2001, net unrealized appreciation (depreciation) on investment securities was as follows:

                                                        EQUITY     INTERMEDIATE
                                                     GROWTH FUND     BOND FUND
                                                     -----------     ---------

Aggregate gross unrealized appreciation
        for all investments for which there was
        an excess of value over cost .............   $ 2,785,518    $   623,725
Aggregate gross unrealized depreciation
        for all investments for which there
        was an excess of cost over value .........    (7,760,344)       (61,806)
                                                     -----------    -----------

Net unrealized appreciation (depreciation) .......   $(4,974,826)   $   561,919
                                                     ===========    ===========


     The aggregate cost of securities for federal income tax purposes at November 30, 2001 is the same as for book purposes for both Funds.

NOTE 6. CARRYOVERS

     At November 30, 2001, the Equity Growth Fund had a net capital loss carryfoward of approximately $2,821,000 which expires in 2009.




================================================================================

================================================================================
                            THE NORTH COUNTRY FUNDS

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Directors
The North Country Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of The North Country Funds comprising the Equity Growth Fund and the Intermediate Bond Fund as of November 30, 2001, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from March 1, 2001 (commencement of operations) to November 30, 2001 in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The North Country Funds as of November 30, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the period from March 1, 2001 (commencement of operations) to November 30, 2001 in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
December 19, 2001



================================================================================

                               INVESTMENT ADVISER
                    North Country Investment Advisers, Inc.
                                250 Glen Street
                             Glens Falls, NY 12801

                                 LEGAL COUNSEL
                                  Ropes & Gray
                       1301 K Street N.W., Suite 800 East
                             Washington, D.C. 20005

                              INDEPENDENT AUDITORS
                        McCurdy & Associates CPA's, Inc.
                               27955 Clemens Road
                               Westlake, OH 44145

                       ADMINISTRATOR, TRANSFER AGENT AND
                                FUND ACCOUNTANT
                          Orbitex Fund Services, Inc.
                          150 Motor Parkway, Suite 109
                              Hauppauge, NY 11788

                                  DISTRIBUTOR
                      AmeriMutual Funds Distributors, Inc.
                            14747 California Street
                                Omaha, NE 68154

                                   CUSTODIAN
                         Union Bank of California, N.A.
                         475 Sansome Street, 15th Floor
                            San Francisco, CA 94111